UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2009 (November 16, 2009)

Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703		(608) 443-1600
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

On November 3, 2009, Sonic Foundry, Inc. (the “Company”) filed Articles of Amendment (“Articles of Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the Department of Assessment and Taxation of Maryland. The Articles of Amendment became effective at 6:01 p.m., Eastern Time, on November 16, 2009 (the “Effective Time”). The Articles of Amendment effected the previously approved reverse stock split of the Company’s issued and outstanding common stock in a ratio of one-for-ten (the “Reverse Stock Split”).

As a result of the Reverse Stock Split, the number of outstanding shares of common stock was reduced from approximately 36,069,000 to approximately 3,606,900. The Company’s common stock began trading on a split-adjusted basis under the temporary NASDAQ ticker symbol “SOFOD”, and will trade under such stock symbol until December 15, 2009, at which time the Company’s common stock will resume trading under the symbol “SOFO”.

Under the terms of the Reverse Stock Split, every ten shares of the Company’s common stock issued and outstanding immediately prior to the Effective Time were combined into one share of common stock, subject to the payment of $0.55 for each pre-split common share which would otherwise be converted into a post-split fractional share.

A copy of the Articles of Amendment as filed with the Department of Assessments and Taxation in Maryland is filed as Exhibit 3.1 to this Report. On November 17, 2009, the Company issued a press release announcing the Reverse Stock Split. The press released is filed as Exhibit 99.1 to this Report.

Amended and Restated Bylaws

On November 16, 2009, the Board of Directors adopted Amended and Restated Bylaws. A summary of those provisions of the Amended and Restated Bylaws which effected substantive changes to the Company’s previous bylaws are summarized below.

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Article II, Section 2 (Annual Meeting of Stockholders) provides for the Company’s annual stockholders meeting to be held in March; the previous bylaws did not contain a provision for the date of the annual stockholders meeting.

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Article II, Section 3 (Special Meetings of Stockholders) provides that a majority of the stockholders entitled to cast votes at a special meeting is necessary to request a special meeting; the previous bylaws allowed for the stockholders entitled to cast at least 25 percent of the votes at the special meeting to request a special meeting.

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Article II, Section 4 (Notice of Stockholders Meeting) provides that notice of stockholders meetings shall be given not less than ten nor more than ninety days before such meetings; the previous bylaws provided that notice of stockholders meetings shall be given not less than ten nor more than sixty days before such meeting.

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Article II, Section 5 (Scope of Notice) provides that any business can be transacted at an annual meeting of stockholders but that no business can be transacted at a special meeting except as specifically designated in the notice; the previous bylaws provided only that, in the case of a special meeting, the purposes for which the meeting is called must be given.

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Article II, Section 7 (Quorum) provides that stockholders entitled to cast a majority of all votes entitled to be cast at such meeting shall constitute a quorum. The previous bylaws provided that holders of not less than one-third of the shares entitled to vote at such meeting shall constitute a quorum; the new bylaws also added certain technical provisions regarding adjourned meetings.

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Article II, Section 8 (Voting) provides that a plurality of votes cast of a stockholders meeting shall be sufficient to elect a director, and sets forth other technical provisions regarding the election of directors.

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Article II, Section 10 (Voting of Stock by Certain Holders) provides as follows: (i) a method by which shares may be voted if they are registered in the name of an entity, such as a corporation; (ii) certain limited circumstances in which the Company can vote its own stock; (iii) certification by a stockholder that some other person has such stockholders’ vote; and (iv) an opt-out of the Maryland Control Share Act, with the Company retaining the power to opt back in under certain circumstances.

•	Article II, Section 11 (Inspectors) sets forth the powers of inspectors of election, and the procedure for appointment thereof.

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Article II, Section 12 (Nominations and Proposals by Stockholders) amends the advance notice provisions pursuant to which stockholder proposals and nominations must be made. To be timely, a stockholder must provide notice to the Company between 90 and 120 days prior to the anniversary date of the immediately preceding annual meeting. The section also requires that any stockholder making a proposal or nomination be present at the meeting; requires that any stockholder making a proposal or nomination state in its advance notice whether such stockholder will solicit the Company’s stockholders and whether such stockholders are a part of a group operating together with respect to the proposal or nomination; requires that any stockholder making a proposal or nomination provide a statement of the equity holdings of such stockholder and its affiliates, including all derivative positions; and clarifies that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. The section also allows the

Company to exclude from its proxy statement proposals or nominees pursuant to federal securities law. Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 may require a longer notice period.

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Article III, Section 2 (Number, Tenure and Qualification of Directors) is similar to the provision in the previous bylaws, except that it removes the requirement that each class of directors must have a roughly equal number of directors.

•	Article III, Section 11 (Compensation of Directors) clarifies that directors may be compensated for attending directors meetings or for certain other matters.

•	Article III, Section 12 (Loss of Deposits) provides that directors shall not be liable in the event of the failure of a bank which holds Company money.

•	Article III, Section 13 (Surety Bonds) provides that directors shall not be required to give surety bonds.

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Article III, Section 14 (Reliance) provides that directors, officers, employees and agents of the Company may rely upon the books and records of the Company, or upon Company counsel, accountants or appraisers.

•	Article III, Section 15 (Company Activities) clarifies that directors have the right to engage in competing activities.

•	Article IV (Committees) expands the provisions in previous bylaws by providing additional detail regarding the operation of Company committees.

•	Article V (Officers) expands the provisions in the previous bylaws by providing additional detail regarding the rights and duties of Company officers.

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Article VII, Section 4 (Closing of Transfer Books or Fixing the Record Date) changes the provision in the previous bylaws by allowing for a maximum of 90 days for the period between a record date and a meeting date. This section also provides additional technical detail regarding the record date, the closing of the stock transfer book, and the determination of stockholders entitled to vote at a stockholders meeting.

•	Article VII, Section 6 (Fractional Stock Issuance of Units) allows for the issuance of fractional shares.

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Article XII (Indemnification and Advance of Expenses) is similar to the provision in the previous bylaws, although it provides for mandatory indemnification of only directors and officers, and not mandatory indemnification of employees and agents. Other indemnification provisions are set forth in Maryland law and in the Articles of Amendment to the Amended and Restated Articles of Incorporation.

•	Article XIV (Amendment of Bylaws) changes the previous bylaws by granting exclusive power to the directors to adopt, alter or repeal the bylaws.

The description of the changes effected by the Amended and Restated Bylaws are qualified in their entirety by reference to the copy of the Amended and Restated Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated by reference hereto.

Item 9.01	Exhibits.

(d)	Exhibits

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Sonic Foundry, Inc. filed with the Department of Assessment and Taxation of Maryland on November 3, 2009, and effective on November 16, 2009.

3.2	Amended and Restated Bylaws of Sonic Foundry, Inc.

99.1	Press Release, dated November 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

November 19, 2009	By:	/S/ KENNETH A. MINOR
Kenneth A. Minor
Chief Financial Officer

EXHIBIT LIST

NUMBER	DESCRIPTION

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Sonic Foundry, Inc. filed with the Department of Assessment and Taxation of Maryland on November 3, 2009, effective November 16, 2009.

3.2	Amended and Restated Bylaws of Sonic Foundry, Inc.

99.1	Press Release, dated November 17, 2009, of Sonic Foundry, Inc.